This presentation contains a number of forward-looking statements. Words such as “accelerate,” “adapt,” “advance,” “allow,” “anticipate,” “believe,” “deliver,” ”enable,” “execute,” “expand,” “expect,” “grow,” “improve,” “invest,” “maintain,” “manage,” “minimize” “mitigate,” “navigate” “offset,” “plan,” “position,” “prepare,” “preserve,” “protect,” “provide,” “reduce,“ “utilize,” “will,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding the Company's plans, impacts of accounting standards and guidance, growth, legal matters, taxes, costs and cost savings, impairments, dividends, expectations, investments, innovations, opportunities, capabilities, execution, initiatives, and pipeline. These forward-looking statements reflect management's current expectations and are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond the Company's control. Important factors that may affect the Company's business and operations and that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the Company’s ability to obtain financing to support its business plan, operations and growth needs, the impacts of COVID-19 and government and consumer responses; operating in a highly competitive industry; the Company’s ability to correctly predict, identify, and interpret changes in consumer preferences and demand, to offer new products to meet those changes, and to respond to competitive innovation; changes in the retail landscape or the loss of key retail customers; changes in the Company's relationships with significant customers or suppliers, or in other business relationships; the Company’s ability to maintain, extend, and expand its reputation and brand image; the Company’s ability to leverage its brand value to compete against similar products; the Company’s ability to drive revenue growth, increase its market share, or add products that are in faster-growing and more profitable categories; have potential product liability claims; climate change and legal or regulatory responses; the Company’s ability to identify, complete, or realize the benefits from strategic acquisitions, alliances, divestitures, joint ventures, or other investments; the Company's ability to successfully execute its strategic initiatives; the impacts of the Company's international operations; the Company's ability to protect intellectual property rights; the Company's ownership structure; the Company’s ability to realize the anticipated benefits from prior or future production facilities, streamlining actions to reduce fixed costs, simplify or improve processes, and improve its competitiveness; the Company's level of indebtedness, as well as our ability to comply with covenants under our debt instruments; additional impairments of the carrying amounts of goodwill or other indefinite-lived intangible assets; foreign exchange rate fluctuations; volatility in commodity, energy, and other input costs; volatility in the market value of all or a portion of the commodity derivatives we use; compliance with laws and regulations and related legal claims or regulatory enforcement actions; failure to maintain an effective system of internal controls; the impact of future sales of the Company's common stock in the public market; unanticipated business disruptions and natural events in the locations in which the Company or the Company's customers, suppliers, distributors, or regulators operate; economic and political conditions in the United States and in various other nations where the Company does business (including inflationary pressures, general economic slowdown, or recession and the Russia and Ukraine conflict and its regional and global ramifications); changes in the Company's management team or other key personnel and the Company's ability to hire or retain key personnel or a highly skilled and diverse global workforce; risks associated with information technology and systems, including service interruptions, misappropriation of data, or breaches of security; increased labor, and people-related expenses; changes in tax laws and interpretations; volatility of capital markets and other macroeconomic factors; and other factors. For additional information on these and other factors that could affect the Company's forward-looking statements, see the Company's risk factors, as they may be amended from time to time, set forth in its filings with the Securities and Exchange Commission. The Company disclaims and does not undertake any obligation to update, revise, or withdraw any forward-looking statement in this presentation, except as required by applicable law or regulation. This presentation contains certain non-GAAP financial measures, including Organic Net Sales, Adjusted EBITDA, Constant Currency Adjusted EBITDA, Adjusted EPS, and Free Cash Flow. These non- GAAP financial measures may differ from similarly titled non-GAAP financial measures presented by other companies. These measures are not substitutes for their comparable financial measures prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and should be viewed in addition to, and not as an alternative for, the GAAP results in this presentation. These non-GAAP financial measures assist management in comparing the Company’s performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s underlying operations. Please see discussion of non-GAAP financial measures and the reconciliations at the end of this presentation for more information.

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Droughts, real estate scarcity and cost, land completely depleted from nutrients Water rights, availability of clean high-quality water, increasing costs Harmful pesticides used in traditional farming and large exposure to virus and bacteria CO2 emissions, use of chlorine to wash conventional farmed product Countries importing food affected by COVID-19 looking to be self sufficient in food production Growing demand for food driven by population growth affecting prices and supply-demand Farms.com | June 18, 2021

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the science of great greens the cleanest lettuce in the world new logo, visual identity, brand positioning & updated packaging targeting to launch in Q4!

• Butterhead / Bibb • Romaine • Red Oak Leaf • Krunch® • Frisée • Mini Gem • Lollo • Butterhead / Bibb • Romaine • Red Oak Leaf • Krunch® • Spring Mix • Butter Krunch Blend • Spinach • Arugula • Kala • Mizuna • Basil • Cilantro • Mustard Greens • Asian Mixes • Microgreen Mixes Kalera local, year- round harvesting and longer-lasting freshness are competitive advantage Large, fast-growing, profitable market combining health + convenience Kalera’s market leadership position and consistency in nutrient production are a source of competitive advantage for strategic partnerships with biotech companies pursuing plants as medicines Premium strawberries and blueberries are large potential markets for Kalera Tomatoes, Peppers, and other produce items are potential markets for Kalera

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$21 $222 $417 $227 $339 $489 $801 $1,226 $1,477 $1,289 $1,610 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Q1-2020 Q2-2020 Q3-2020 Q4-2020 Q1-2021 Q2-2021 Q3-2021 Q4-2021 Q1-2022 Q2-2022 The decline in revenue from Q3 2020 to Q4 2020 is due to a one-time COVID-19 food demand program sponsored by the State of Florida

$48,908 $5,217 $2,820 $12,960 $15,598 $12,313 $48,908 $9,501 $14,020 $72,429 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 Orlando Kuwait Atlanta Houston Denver Total St. Paul Seattle Total

✓ Additional financing to bring existing operating farms to cash flow positive and finish construction within St. Paul, MN and Seattle, WA plus upgrades at existing farms for product expansion ✓ Additional liquidity up to $22 million from sale-leaseback alternatives including the Kuwait facility and farming equipment ✓ Opportunity to share capital expenditures and operating expense at the farm level through local partner investments ✓ $4 million of additional funds from our existing $20 million convertible loan program ✓ $6 million from our existing revolver credit facility

Vindara creates seeds specifically designed for use in vertical indoor farms. Our seeds are a drop-in replacement for the systems growers already use, optimized for next-generation environments while amplifying appearance, nutrition flavor and thereby transforming grower economics. Vindara is a wholly owned subsidiary of Kalera Plc. Serving both Kalera and its customers as well as the market as a whole. 47

Long Transportation Sub-optimal Nutrition Lackluster Appearance Pest Resistance T ’ G Varieties: Optimized for the Wrong Traits 48

And it’s done entirely through analytics— not gene editing or GMOs. Introducing Vindara Intentionally designed seeds specifically for vertical indoor farms T ’ w w . A drop in replacement for the systems vertical indoor growers already use Amplified yield, appearance, nutrition and flavor 49

How We Do It 5-7 Years 12-18 Months In essence, it provides a simpler, shorter path to the desired outcome, reducing time taken by traditional breeding methods to arrive at a usable seed from 5-7 years to 12-18 months. 50

A Control Panel for New Varieties Giving growers a control panel for designing the produce of tomorrow—built to spec, and brought to life with unprecedented speed. A seed design system that can deliver any kind of genetic variety, tailored to each customer’s needs. 51

Benefits and Synergies IMPROVES unit economics and EBITDA – lowers COGS, increased output, reduced cycle time 1 2 3 4 5 EXPANDS and accelerates seed R&D programs for proprietary products FURTHER PRODUCT DIFFERENTIATION: optimized color, texture, flavor, architecture and nutrient profile $2.5B ADRESSABLE MARKET opportunity across 10 crops by 2024 ADDITIONAL seed revenue opportunities for global CEA market – premium pricing at 95% gross margin + 52

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شكرا 謝謝